                                                                      EXHIBIT q.

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Evelyn M. Curran, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of October, 2003.

                                                     By: /s/ ROBERT P. CONDON
                                                         --------------------
                                                         Robert P. Condon
                                                         Trustee

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Evelyn M. Curran, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of October, 2003.

                                                     By: /s/ KENNETH J. LAVERY
                                                         ---------------------
                                                         Kenneth J. Lavery
                                                         Trustee

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Evelyn M. Curran, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of October, 2003.

                                                     By: /s/ JUDITH L. CRAVEN
                                                         --------------------
                                                         Judith L. Craven
                                                         Trustee

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Evelyn M. Curran, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of October, 2003.

                                                     By:  /s/ PAIGE T. DAVIS
                                                          ------------------
                                                          Paige T. Davis
                                                          Trustee

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Evelyn M. Curran, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of October, 2003.

                                                     By:  /s/ WILLIAM F. DEVIN
                                                          --------------------
                                                          William F. Devin
                                                          Trustee

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Evelyn M. Curran, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of October, 2003.

                                                     By:  /s/ TIMOTHY J. EBNER
                                                          --------------------
                                                          Timothy J. Ebner
                                                          Trustee

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Evelyn M. Curran, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of October, 2003.

                                               By:  /s/ GUSTAVO E. GONZALES, JR.
                                                    ----------------------------
                                                    Gustavo E. Gonzales, Jr.
                                                    Trustee

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Evelyn M. Curran, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of October, 2003.

                                                     By:  /s/ NORMAN HACKERMAN
                                                          ---------------------
                                                          Norman Hackerman
                                                          Trustee

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Evelyn M. Curran, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of October, 2003.

                                                     By:  /s/ PETER A. HARBECK
                                                          --------------------
                                                          Peter A. Harbeck
                                                          Trustee

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Evelyn M. Curran, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of October, 2003.

                                                     By:  /s/ JOHN W. LANCASTER
                                                          ---------------------
                                                          John W. Lancaster
                                                          Trustee

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Evelyn M. Curran, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of October, 2003.

                                                     By:  /s/ BEN H. LOVE
                                                          ---------------
                                                          Ben H. Love
                                                          Trustee

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Evelyn M. Curran, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of October, 2003.

                                                    By:  /s/ JOHN E. MAUPIN, JR.
                                                         ----------------------
                                                         John E. Maupin, Jr.
                                                         Trustee